UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

March 26, 2025

McCormick & Co Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	Maryland	21031
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

McCormick & Company, Incorporated (the “Registrant”) filed a Current Report on Form 8-K on March 27, 2025, (the “Original 8-K”) to report the voting results of the Registrant’s 2025 Annual Meeting of Stockholders. This Amendment to the Original 8-K is filed solely to correct submission errors that inadvertently resulted in some figures in the vote tables in the Original 8-K being incorrect. Item 5.07 of the Original 8-K is hereby restated as shown below.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 26, 2025, the Registrant held its Annual Meeting of Stockholders, at which (i) directors were elected, (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2025, was ratified, and (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote. The proposals are described in detail in the Registrant's Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1. Registrant’s stockholders elected eleven directors to the Registrant’s Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstained	Broker Non-Votes
Anne L. Bramman	8,169,138	88,614	30,283	3,974,311
Michael A. Conway	7,846,671	410,582	30,782	3,974,311
Brendan M. Foley	8,177,560	97,900	12,575	3,974,311
Michael D. Mangan	7,842,841	414,642	30,552	3,974,311
Maritza G. Montiel	8,157,801	97,971	32,263	3,974,311
Margaret M.V. Preston	7,835,671	420,433	31,931	3,974,311
Gary Rodkin	7,963,647	291,438	32,950	3,974,311
Valarie L. Sheppard	8,161,770	94,002	32,263	3,974,311
Jacques Tapiero	8,169,441	88,099	30,495	3,974,311
Terry S. Thomas	8,168,998	88,021	31,016	3,974,311
W. Anthony Vernon	7,969,195	288,427	30,413	3,974,311

2. Registrant’s stockholders ratified the Appointment of Ernst & Young LLP as the Registrant’s Independent Registered Public Accounting firm for the fiscal year ending November 30, 2025. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
12,115,971	135,700	10,675	0

3. Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
7,834,077	162,008	291,950	3,974,311

No other matters were submitted for stockholder action.

Exhibit Number     Description
104            Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: March 28, 2025	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary